                                                                    Exhibit 24.2
                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Chubb Capital Corporation (the "Company") whose signature appears below constitutes and appoints Henry G. Gulick, Dean R. O'Hare or Robert Rusis, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 relating to the proposed public offering of the debt securities of the Company and warrants of the Company for the purchase of its debt securities or for the purchase of securities of The Chubb Corporation and to sign any or all amendments, including post-effective amendments, and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto same attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/  Dean R. O'Hare
                                              --------------------------------
                                                   (Name)


Dated    4/25   , 1995
     -----------

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Chubb Capital Corporation (the "Company") whose signature appears below constitutes and appoints Henry G. Gulick, Dean R. O'Hare or Robert Rusis, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 relating to the proposed public offering of the debt securities of the Company and warrants of the Company for the purchase of its debt securities or for the purchase of securities of The Chubb Corporation and to sign any or all amendments, including post-effective amendments, and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto same attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/  Eric H. Grosseibl
                                              --------------------------------
                                                   (Name)


Dated  April 28, 1995
       ---------

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each officer or director of Chubb Capital Corporation (the "Company") whose signature appears below constitutes and appoints Henry G. Gulick, Dean R. O'Hare or Robert Rusis, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 relating to the proposed public offering of the debt securities of the Company and warrants of the Company for the purchase of its debt securities or for the purchase of securities of The Chubb Corporation and to sign any or all amendments, including post-effective amendments, and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto same attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/  Philip J. Sempier
                                              --------------------------------
                                                   (Name)


Dated  April 25, 1995
       ---------